UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 11, 2020
(Date of earliest event reported)

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

56 Evergreen Drive
Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

207-878-2770
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01 – Entry into a Material Definitive Agreement

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 11, 2020, ImmuCell Corporation (the “Company”) entered into definitive agreements covering certain credit facilities with Gorham Savings Bank in the aggregate principal amount of $8.6 million. One facility is a $5.1 million mortgage note bearing interest at a fixed rate of 3.50% per annum with monthly principal and interest payments based on a twenty-five year amortization schedule with a ten-year term. The second facility is a $3.5 million term loan bearing interest at a fixed rate of 3.50% per annum with monthly principal and interest payments based on a seven-year amortization schedule with a seven-year term. The loan proceeds were used to provide some additional working capital, but mostly to refinance $8.3 million in outstanding bank debt and pay off a related interest rate swap termination liability of $165,000. The Company also entered into a $1 million line of credit agreement with Gorham Savings Bank that bears interest at a variable rate equal to the one-month LIBOR plus 2.15% per annum.

The credit facilities are secured by mortgages and security interests with respect to substantially all of the Company’s assets. The Company’s failure to make timely payments of principal and interest, or otherwise to comply with the terms of its agreements with Gorham Savings Bank, would entitle the lender to accelerate the maturity of such debt and demand repayment in full.

The two Term Notes and the two Loan Agreements and the Line of Credit Agreement executed in connection with these credit facilities are attached as Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5 and Exhibit 99.6, respectively, to this Current Report on Form 8-K.

The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2020	IMMUCELL CORPORATION

	By:	/s/ Michael F Brigham
Michael F. Brigham
President, Chief Executive Officer and
Principal Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Press release of the Company dated March 11, 2020.

EX-99.2	Term Note for $5,100,000 executed by ImmuCell Corporation in favor of Gorham Savings Bank dated March 11, 2020.

EX-99.3	Term Note for $3,500,000 executed by ImmuCell Corporation in favor of Gorham Savings Bank dated March 11, 2020.

EX-99.4	Loan Agreement for $5,100,000 executed by ImmuCell Corporation in favor of Gorham Savings Bank dated March 11, 2020.

EX-99.5	Loan Agreement for $3,500,000 executed by ImmuCell Corporation in favor of Gorham Savings Bank dated March 11, 2020.

EX-99.6	Line of Credit Agreement for up to $1,000,000 executed by ImmuCell Corporation in favor of Gorham Savings Bank dated March 11, 2020.

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